EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS ANNOUNCES UPDATES
ON PROPERTY LEVEL MORTGAGES

DALLAS, November 2, 2023 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced the Company has finalized extensions for two existing mortgage loans secured by the 170-room Ritz-Carlton Lake Tahoe in Truckee, California and the 210-room Four Seasons Resort Scottsdale at Troon North in North Scottsdale, Arizona.
The $53.4 million loan secured by the Ritz-Carlton Lake Tahoe is being extended for an additional 12 months beyond its original maturity to January 2025 with one additional 12-month extension available. As extended, the loan will have a rate of SOFR + 3.60%.
The loan secured by the Four Seasons Resort Scottsdale at Troon North has been increased by $40 million to $140 million and is being extended for an additional 12 months beyond its original maturity to December 2026 with two one-year extension options, subject to the satisfaction of certain conditions. The loan will continue to have the same rate of SOFR + 3.75%.
“We continue to make solid progress addressing loan maturities and are pleased to extend the Ritz-Carlton Lake Tahoe mortgage loan for up to two years under favorable terms,” commented Richard J. Stockton, Braemar's President and Chief Executive Officer. “Further, the continued solid operating performance of the Four Seasons Resort in Scottsdale provided us with an attractive opportunity to further enhance our financial flexibility and liquidity by upsizing its mortgage loan. As we move through the remainder of the year and into 2024, Braemar remains well positioned and we look forward to providing further updates related to our liability management program.”
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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.